UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

GLOBAL STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2013

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 49.7%
CONSUMER DISCRETIONARY - 5.0%
Automobiles - 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	390,000		$449,475
Hyundai Capital America, Senior Notes	2.125%	10/2/17	80,000		80,275	(a)

Total Automobiles					529,750

Hotels, Restaurants & Leisure - 1.0%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000		594,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		818,125
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000		194,175
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	555,690		596,672	(a)(b)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000		592,751
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000		1,391,900	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	390,000		443,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	165,000		162,938	(a)(c)

Total Hotels, Restaurants & Leisure					4,794,186

Media - 3.2%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,496,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,105,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	540,000		563,625
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	134,329	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	267,999	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,820,000		2,088,450
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000		675,550
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000		1,687,200
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,000,000		2,147,500
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,940,000		2,085,500	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	750,000		763,579	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000		768,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000		1,469,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000		207,200	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		163,875	(a)

Total Media					15,623,307

Specialty Retail - 0.6%
CST Brands Inc., Senior Notes	5.000%	5/1/23	170,000		175,312	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,870,000		1,960,598	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	500,000		499,375

Total Specialty Retail					2,635,285

Textiles, Apparel & Luxury Goods - 0.1%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	500,000		510,625	(a)

TOTAL CONSUMER DISCRETIONARY					24,093,153

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	380,000		456,353
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	140,000		141,147

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Beverages - continued
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	150,000	$178,420
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	300,000	310,756
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	470,000	477,050	(a)
Heineken NV, Senior Notes	1.400%	10/1/17	80,000	80,297	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	430,000	480,558	(a)

Total Beverages				2,124,581

Tobacco - 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,050,000	2,187,145
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	770,000	781,479	(a)

Total Tobacco				2,968,624

TOTAL CONSUMER STAPLES				5,093,205

ENERGY - 14.7%
Energy Equipment & Services - 2.3%
CGG, Senior Notes	7.750%	5/15/17	310,000	320,850
CGG, Senior Notes	6.500%	6/1/21	1,500,000	1,597,500
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	1,250,000	1,354,688
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000	966,000
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,150,000	2,348,875	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,880,000	1,974,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,660,000	1,826,000
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	616,950

Total Energy Equipment & Services				11,004,863

Oil, Gas & Consumable Fuels - 12.4%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,411,000
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,190,000	2,288,550
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	540,850
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000	1,534,700	(a)
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	220,000	232,863
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	76,324
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	260,000	274,891
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	220,000	252,450
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	950,000	1,049,750
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,682,535
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,215,500
Continental Resources Inc., Senior Notes	7.125%	4/1/21	2,000,000	2,315,000
Continental Resources Inc., Senior Notes	4.500%	4/15/23	250,000	266,875	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	434,485	406,243	(a)(b)(d)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,108,676
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	1,620,000	1,694,667
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	120,000	129,480
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,400,000	1,393,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	2,079,575	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,999,375
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,410,000	1,459,350	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	325,000	359,938
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,200,000	2,304,500
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,842,525	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,177,500
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	80,000	67,600

Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	310,000	258,850	(e)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,697,250
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	300,000	302,250	(a)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	586,147
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000	4,137,566
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	221,813

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000		$1,909,875
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000		1,540,831
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000		3,779,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000		2,219,625
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000		1,287,175	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000		1,718,250	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,800,000		1,921,500	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000		1,833,125
Shell International Finance BV, Senior Notes	4.375%	3/25/20	340,000		399,654
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,960,000		2,131,500

Total Oil, Gas & Consumable Fuels					60,108,978

TOTAL ENERGY					71,113,841

FINANCIALS - 2.8%
Commercial Banks - 1.7%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	280,000		282,818
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	400,000		415,920
BNP Paribas SA, Senior Notes	2.375%	9/14/17	190,000		195,064
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	530,000		536,700
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	140,000		150,898
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		492,250	(a)(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	260,000		260,073
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	360,000		360,629
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000		1,216,895	(a)(f)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	410,000		452,573	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		73,850	(c)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	50,000		51,533
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,487,979
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000		203,112	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/20/13	990,000		996,188	(c)(f)

Total Commercial Banks					8,176,482

Diversified Financial Services - 1.1%
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	270,000		272,021	(c)(f)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	310,000		325,112	(c)(f)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	140,000		146,815	(c)(f)
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	2,680,000		2,791,132
Emeralds, Notes	5.593%	8/4/20	9		0	(a)(d)(e)(g)(h)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,410,000		1,917,569

Total Diversified Financial Services					5,452,649

Insurance - 0.0%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	6/30/13	10,000		9,750	(c)(f)
ING US Inc., Senior Notes	2.900%	2/15/18	130,000		133,196	(a)

Total Insurance					142,946

TOTAL FINANCIALS					13,772,077

HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,515,000		1,507,425

Health Care Providers & Services - 3.4%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	2,500,000		2,900,000
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,700,000		2,963,250
HCA Inc., Debentures	7.500%	11/15/95	70,000		65,275
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		71,501

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services - continued
INC Research LLC, Senior Notes	11.500%	7/15/19	1,500,000		$1,650,000	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,142,000	EUR	1,620,514	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,500,000		1,320,000	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,500,000		1,612,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	2,700,000		3,057,750
US Oncology Inc. Escrow	—	—	545,000		23,844	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000		1,087,500

Total Health Care Providers & Services					16,372,134

Pharmaceuticals - 0.1%
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	180,000		187,272
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	300,000	EUR	408,123	(a)

Total Pharmaceuticals					595,395

TOTAL HEALTH CARE					18,474,954

INDUSTRIALS - 6.2%
Aerospace & Defense - 0.8%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		1,923,728
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000		780,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000		999,875	(a)

Total Aerospace & Defense					3,704,103

Airlines - 0.4%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	655,000		672,194	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	325,412		357,953
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	276,463		282,683
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		536,137	(a)

Total Airlines					1,848,967

Building Products - 0.2%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000		832,500	(a)

Commercial Services & Supplies - 1.0%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	367,000		337,640	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,250,000		1,278,125
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,438,000		1,621,345	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,380,000		1,566,300
Waste Management Inc., Senior Notes	4.600%	3/1/21	60,000		68,676

Total Commercial Services & Supplies					4,872,086

Construction & Engineering - 0.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		284,900	(a)
Empresas ICA SAB de CV, Senior Notes	8.375%	7/24/17	242,000		236,555	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,133,460	(a)

Total Construction & Engineering					1,654,915

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	2.750%	11/2/22	1,430,000		1,452,777	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		443,975	(a)

Total Electrical Equipment					1,896,752

Machinery - 1.2%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,580,000		2,831,550	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,566,819	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Machinery - continued
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	$614,073	(a)

Total Machinery					6,012,442

Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	950,000		953,563

Road & Rail - 0.9%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000		1,076,250
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,000,000		2,155,000	(a)(g)
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	515,000		563,255
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000		719,495

Total Road & Rail					4,514,000

Trading Companies & Distributors - 0.2%
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,070,600	(a)

Transportation - 0.5%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		467,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,500,000	(a)(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		597,075	(a)

Total Transportation					2,564,575

TOTAL INDUSTRIALS					29,924,503

INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.3%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,345,000		1,439,150	(a)

Computers & Peripherals - 0.3%
Apple Inc., Senior Notes	2.400%	5/3/23	1,440,000		1,438,085

Electronic Equipment, Instruments & Components - 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	257,000		291,695	(a)

IT Services - 0.9%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000		3,048,075	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,567,800	(a)

Total IT Services					4,615,875

TOTAL INFORMATION TECHNOLOGY					7,784,805

MATERIALS - 8.9%
Chemicals - 0.8%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,161,875	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,121,252	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	570,000		650,381
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	570,000		688,184
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	50,000		58,180
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Secured Notes	6.500%	4/15/21	120,000		123,450	(a)

Total Chemicals					3,803,322

Construction Materials - 0.9%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,930,025	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction Materials - continued
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		$569,400	(a)

Total Construction Materials					4,499,425

Containers & Packaging - 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,600,000		2,951,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		226,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000		521,113
Ball Corp., Senior Notes	5.750%	5/15/21	650,000		711,750
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	1,910,000		1,960,137	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000		270,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,856,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		535,325
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	90,000		93,709

Total Containers & Packaging					10,125,659

Metals & Mining - 4.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	130,000		138,025
Barrick Gold Corp., Notes	4.100%	5/1/23	700,000		702,853	(a)
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	110,000		110,658
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	190,000		198,531
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	280,000		357,030
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	150,000		161,002
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,950,000		2,025,562	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	410,000		413,420	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	490,000		493,825	(a)
Hecla Mining Co., Senior Notes	6.875%	5/1/21	110,000		109,588	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,500,000		1,545,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,080,000		710,100	(a)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	836,000		823,460
New World Resources NV, Senior Notes	7.875%	1/15/21	850,000	EUR	906,709	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,200,000		1,311,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	300,000		314,183
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	170,000		181,077
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	160,000		175,420
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000		21,410
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		426,237	(a)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	2,420,000		2,722,500
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,000,000		2,140,000
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,964,384	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	550,000		625,731	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	430,000		435,571	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	240,000		244,365	(a)

Total Metals & Mining					20,257,641

Paper & Forest Products - 0.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000		1,301,865
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,550,000		1,770,875	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000		1,227,613	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products - continued
Resolute Forest Products, Senior Notes	5.875%	5/15/23	350,000	$346,500	(a)

Total Paper & Forest Products				4,646,853

TOTAL MATERIALS				43,332,900

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 1.9%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	69,650
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	561,250	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000	203,003
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,094,875
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	255,900	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,900,000	3,229,875
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	40,000	45,171
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000	66,282
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	660,000	807,138
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,682,665	1,810,968	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	788,400

Total Diversified Telecommunication Services				8,932,512

Wireless Telecommunication Services - 1.2%
Softbank Corp., Senior Notes	4.500%	4/15/20	660,000	684,741	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	5,266,562

Total Wireless Telecommunication Services				5,951,303

TOTAL TELECOMMUNICATION SERVICES				14,883,815

UTILITIES - 2.6%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000	1,205,050	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	1,970,000	2,107,900

Total Electric Utilities				3,312,950

Independent Power Producers & Energy Traders - 1.9%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,782,000	2,027,025	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,638,000	1,883,700	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,940,000	2,231,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	3,108,048

Total Independent Power Producers & Energy Traders				9,249,773

TOTAL UTILITIES				12,562,723

TOTAL CORPORATE BONDS & NOTES (Cost - $232,153,137)				241,035,976

ASSET-BACKED SECURITIES - 3.7%
ACE Securities Corp., 2006-GP1 A	0.460%	2/25/31	386,448	338,609	(c)
ACE Securities Corp., 2006-SL2 A	0.540%	1/25/36	678,950	81,058	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.000%	8/25/32	635,769	135,304	(c)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.049%	4/15/33	464,171	434,640	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	300,000	308,831	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	260,000	264,699	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.075%	6/25/34	960,357	701,270	(c)
First Horizon ABS Trust, 2006-HE1 A	0.360%	10/25/34	498,217	384,489	(c)
Greenpoint Manufactured Housing, 1999-2 A2	3.699%	3/18/29	475,000	427,275	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.699%	6/19/29	250,000	224,228	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.704%	2/20/30	250,000	223,229	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Greenpoint Manufactured Housing, 2001-2 IA2	3.700%	2/20/32	400,000	$360,118	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.700%	3/13/32	550,000	484,824	(c)
GSAA Home Equity Trust, 2007-7 A4	0.470%	7/25/37	2,248,601	2,007,550	(c)
GSAMP Trust, 2006-S2 A2	0.400%	1/25/36	285,837	39,863	(c)
GSAMP Trust, 2006-S4 A1	0.290%	5/25/36	935,401	140,671	(c)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.500%	3/25/35	366,790	351,379	(a)(c)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	1,290,000	1,306,201	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.460%	6/25/36	3,400,721	816,469	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.536%	10/25/32	823,106	820,957	(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	295,856	325,270
Origen Manufactured Housing, 2006-A A2	2.807%	10/15/37	2,129,260	1,724,701	(c)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	1,873,255	1,520,432	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.980%	1/25/31	47,571	32,963	(c)
RAAC Series, 2006-RP2 A	0.450%	2/25/37	1,278,383	1,229,020	(a)(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.325%	8/25/33	201,298	175,455	(c)
SACO I Trust, 2006-4 A1	0.540%	3/25/36	210,211	168,426	(c)
SACO I Trust, 2006-6 A	0.460%	6/25/36	974,855	550,708	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	32	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
SLM Student Loan Trust, 2012-06 A3	0.950%	5/26/26	1,900,000	1,919,961	(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.420%	2/25/36	3,376,734	285,576	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $25,567,333)				17,784,210

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.0%
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	176,000	195,638	(c)
Banc of America Commercial Mortgage Inc., 2006-2 AM	5.954%	5/10/45	80,000	90,514	(c)
Banc of America Mortgage Securities, 2005-3 A4	2.922%	4/25/35	184,958	156,644	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.540%	2/25/36	1,034,303	948,952	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW16 AM	5.905%	6/11/40	60,000	70,155	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 AM	5.915%	6/11/50	110,000	130,122	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	190,000	219,796	(c)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	100,000	105,680	(a)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.873%	12/25/35	458,355	387,988	(c)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.500%	1/25/36	430,560	312,700	(c)
Countrywide Home Loans, 2005-R3 AF	0.600%	9/25/35	68,868	58,190	(a)(c)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	2,071,921	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.409%	3/19/45	338,769	300,435	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.097%	3/19/46	539,043	371,820	(c)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	160,000	165,245	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.840%	7/25/21	2,147,001	240,720	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.737%	10/25/21	3,148,956	342,068	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.601%	12/25/21	1,128,254	111,901	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.647%	6/25/22	1,107,636	$123,350	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.719%	2/25/18	3,733,013	242,302	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.253%	5/25/18	3,461,915	318,598	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.390%	6/25/21	8,001,515	674,912	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.061%	7/10/38	250,000	283,878	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.902%	10/25/35	242,959	216,272	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.549%	1/19/35	380,870	287,847	(c)
Impac CMB Trust, 2005-5 A1	0.840%	8/25/35	345,310	313,275	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.647%	3/25/35	311,562	301,145	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.400%	6/25/47	3,142,757	2,341,720	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	238,000	270,124
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	290,000	329,843
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	6.078%	2/12/51	30,000	35,694	(c)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.025%	8/25/35	380,182	358,543	(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,218,415	1,187,358
MASTR ARM Trust, 2007-R5 A1	2.660%	11/25/35	1,343,146	864,781	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	50,647	52,837	(a)
Merit Securities Corp., 11PA B2	1.698%	9/28/32	215,519	213,273	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.700%	12/25/34	35,809	36,518	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	200,000	225,894	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.085%	8/15/45	1,466,634	163,843	(a)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 A4	2.918%	2/15/46	190,000	196,438
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C9 AS	3.456%	5/15/46	210,000	216,955	(d)
Mortgage IT Trust, 2005-2 1A1	0.460%	5/25/35	172,063	166,404	(c)
Mortgage IT Trust, 2005-3 A1	0.500%	8/25/35	330,098	323,518	(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.390%	9/25/46	2,384,168	1,802,008	(c)
Residential Accredit Loans Inc., 2006-QA1 A21	3.853%	1/25/36	1,227,046	947,398	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.420%	2/25/46	1,904,389	972,188	(c)
Structured ARM Loan Trust, 2004-09XS A	0.570%	7/25/34	277,564	266,346	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.659%	8/25/35	190,223	183,344	(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.410%	5/25/46	407,117	303,454	(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.550%	6/25/35	1,035,115	839,289	(a)(c)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	260,000	270,126	(a)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	100,000	103,512	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	60,000	66,997
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.450%	10/25/35	19,835	19,829	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.470%	12/25/45	2,578,720		$2,450,363	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.490%	12/25/45	500,722		450,581	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.470%	12/25/45	209,411		201,426	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.490%	12/25/45	314,117		295,129	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.673%	8/25/46	4,417,477		3,939,349	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.720%	4/25/36	84,619		79,383	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $28,927,197)					29,216,533

COLLATERALIZED SENIOR LOANS - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Sanchez Energy Corp., Bridge Loan (Cost - $1,840,000)	—	7/1/13	1,840,000		1,840,000	(d)(g)(i)

CONVERTIBLE BONDS & NOTES - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000		1,016,250
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000		812,500

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,932,815)					1,828,750

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,174		3,648
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	369		429

Total FHLMC					4,077

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	30,495		36,491

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $34,404)					40,568

SOVEREIGN BONDS - 33.7%
Argentina - 0.8%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		3,667,370

Australia - 1.9%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	9,445,959

Brazil - 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	714,969
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,312,000	BRL	9,989,779
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,685,000	BRL	870,161

Total Brazil					11,574,909

Canada - 2.5%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	11,997,528

Indonesia - 1.3%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	7.000%	5/17/22	56,700,000,000	IDR	6,488,719	(a)(d)

Ireland - 1.3%
Republic of Ireland	5.000%	10/18/20	4,130,000	EUR	6,108,601

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Israel - 1.1%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	$5,199,165

Italy - 1.7%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	2,050,000	EUR	2,944,346
Italy Buoni Poliennali Del Tesoro, Bonds	5.500%	11/1/22	3,430,000	EUR	5,112,273

Total Italy					8,056,619

Mexico - 6.8%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	7,537,975
Mexican Bonos, Bonds	6.500%	6/9/22	264,023,500	MXN	25,103,944
Mexican Bonos, Bonds	10.000%	12/5/24	2,430,000	MXN	298,685

Total Mexico					32,940,604

Norway - 2.0%
Government of Norway	4.250%	5/19/17	50,000,000	NOK	9,701,986

Russia - 3.0%
Russian Federation, Bonds	7.400%	6/14/17	433,500,000	RUB	14,696,331

Sweden - 2.0%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,815,030
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,687,185

Total Sweden					9,502,215

Turkey - 3.7%
Republic of Turkey, Bonds	10.000%	12/4/13	8,300,000	TRY	4,790,411
Republic of Turkey, Bonds	9.000%	3/5/14	6,000,000	TRY	3,470,646
Republic of Turkey, Bonds	9.000%	3/8/17	9,850,000	TRY	6,145,433
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		977,325
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,270,000		2,803,450

Total Turkey					18,187,265

United Kingdom - 1.4%
United Kingdom Gilt, Bonds	1.750%	9/7/22	4,500,000	GBP	7,039,354

Venezuela - 1.8%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,350,000		8,835,750	(a)

TOTAL SOVEREIGN BONDS (Cost - $156,139,492)					163,442,375

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.5%
U.S. Government Agencies - 0.1%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		508,131

U.S. Government Obligations - 1.4%
U.S. Treasury Bonds	2.750%	8/15/42	7,070,000		6,866,738

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $7,445,843)					7,374,869

			SHARES
COMMON STOCKS - 0.0%
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek Inc.(Cost - $11,937)			197		14,156	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

SECURITY	RATE		SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $587,500)	6.000%		23,500		$486,450

PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		115,000		3,149,850	(c)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		16,975		479,374	(c)

TOTAL PREFERRED STOCKS (Cost - $3,495,272)					3,629,224

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT †
PURCHASED OPTIONS - 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit ITRX.EUR.SNR.FIN Index, Put @ $150.00		6/19/13	20,900,000	EUR	158,232
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit ITRX.EUR.SNR.FIN Index, Put @ $190.00		6/19/13	10,450,000	EUR	19,911
E-mini S&P 500 Index Futures, Put @ $1,525.00		5/17/13	1,334		210,105
U.S. Dollar/Eurodollar, Put @ $0.67		5/10/13	2,500,000		0	(h)
U.S. Dollar/Eurodollar, Put @ $0.77		5/10/13	2,500,000		39,518

TOTAL PURCHASED OPTIONS (Cost - $2,300,009)					427,766

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	4,698		130,698	*(g)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $460,434,939)					467,251,575

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
Barclays Capital Inc. repurchase agreement dated 4/30/13; Proceeds at maturity - $5,500,012; (Fully collateralized by U.S. government obligations, 0.375% due 11/15/15; Market value - $5,610,711) (Cost - $5,500,000)	0.080%	5/1/13	5,500,000		5,500,000

TOTAL INVESTMENTS - 97.5% (Cost - $465,934,939#)					472,751,575
Other Assets in Excess of Liabilities - 2.5%					12,122,727

TOTAL NET ASSETS - 100.0%					$484,874,302

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of April 30, 2013.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

(h)	Value is less than $1.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2013

(i)	All or a portion of this loan is unfunded as of April 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CMB	— Cash Management Bill

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

ILS	— Israeli Shekel

IO	— Interest Only

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

SEK	— Swedish Krona

TRY	— Turkish Lira

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS		VALUE
E-mini S&P 500 Index Futures, Put	5/17/13	$1,425.00	1,334		$30,015
E-mini S&P 500 Index Futures, Put	5/17/13	1,460.00	1,334		50,025
U.S. Dollar/Eurodollar, Put	5/10/13	0.69	2,500,000		0	‡

			NOTIONAL AMOUNT †
Credit default swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	6/19/13	180.00	20,900,000	EUR	55,127
Credit default swaption with Banc of America Securities LLC to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	6/19/13	200.00	20,900,000	EUR	28,947
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	6/19/13	240.00	10,450,000	EUR	4,471
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit ITRX.EUR.SNR.FIN Index, Put	6/19/13	230.00	10,450,000	EUR	5,484

TOTAL WRITTEN OPTIONS (Premiums received — $1,821,440)					$174,069

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Value is less than $1.

EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1– quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$240,629,733	$406,243	$241,035,976
Asset-backed securities	—	17,784,210	—	17,784,210
Collateralized mortgage obligations	—	29,216,533	—	29,216,533
Collateralized senior loans	—	1,840,000	—	1,840,000
Convertible bonds & notes	—	1,828,750	—	1,828,750
Mortgage-backed securities	—	40,568	—	40,568
Sovereign bonds	—	163,442,375	—	163,442,375
U.S. government & agency obligations	—	7,374,869	—	7,374,869
Common stocks	$14,156	—	—	14,156
Convertible preferred stocks	486,450	—	—	486,450
Preferred stocks	3,629,224	—	—	3,629,224
Purchased options	210,105	217,661	—	427,766
Warrants	—	130,698	—	130,698

Total long-term investments	$4,339,935	$462,505,397	$406,243	$467,251,575

Short-term investments†	—	5,500,000	—	5,500,000

Total investments	$4,339,935	$468,005,397	$406,243	$472,751,575

Other financial instruments:
Futures contracts	$3,566,219	—	—	$3,566,219
Forward foreign currency contracts	—	$593,424	—	593,424
Total return swaps	—	1,099,240	—	1,099,240

Total other financial instruments	$3,566,219	$1,692,664	—	$5,258,883

Total	$7,906,154	$469,698,061	$406,243	$478,010,458

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$80,040	$94,029	—	$174,069
Futures contracts	4,253,774	—	—	4,253,774
Forward foreign currency contracts	—	285,549	—	285,549
Total return swaps	—	300,682	—	300,682

Total	$4,333,814	$680,260	—	$5,014,074

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an

Notes to Schedule of Investments (unaudited) (continued)

agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Notes to Schedule of Investments (unaudited) (continued)

stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2013, the Fund did not hold any credit default swap to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement.

Notes to Schedule of Investments (unaudited) (continued)

Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal,

Notes to Schedule of Investments (unaudited) (continued)

greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held written options, forward foreign currency contracts and total return swaps with credit related contingent features which had a liability position of $760,300. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $400,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,483,246
Gross unrealized depreciation	(16,666,610)

Net unrealized appreciation	$6,816,636

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	481	6/13	$63,136,735	$64,145,859	$1,009,124
U.S. Treasury Ultra Long-Term Bonds	422	6/13	66,835,825	69,353,062	2,517,237

					3,526,361

Contracts to Sell:
FTSE 100 Index	91	6/13	9,063,244	9,023,386	39,858
U.S. Treasury 2-Year Notes	104	6/13	22,923,662	22,945,000	(21,338)
U.S. Treasury 5-Year Notes	209	6/13	25,838,117	26,049,891	(211,774)
U.S. Treasury 30-Year Bonds	776	6/13	111,118,338	115,139,000	(4,020,662)

					(4,213,916)

Net unrealized loss on open futures contracts					$(687,555)

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	JPMorgan Chase Bank	868,939	$1,144,443	5/16/13	$(33,891)
Singapore Dollar	Citibank N.A.	5,502,000	4,467,012	5/16/13	21,354
Swedish Krona	Citibank N.A.	16,650,000	2,568,289	5/16/13	(51,448)

					(63,985)

Contracts to Sell:
Australian Dollar	Citibank N.A.	6,333,590	6,559,098	5/16/13	(68,751)
British Pound	Citibank N.A.	500,000	776,603	5/16/13	(20,563)
Euro	Citibank N.A.	13,256,407	17,459,476	5/16/13	491,051
Euro	Citibank N.A.	1,063,112	1,400,182	5/16/13	23,772
Euro	Citibank N.A.	1,782,000	2,347,000	5/16/13	38,387
Euro	Citibank N.A.	496,001	653,263	5/16/13	(7,609)
Euro	JPMorgan Chase Bank	717,893	945,508	5/16/13	(21,811)
Euro	JPMorgan Chase Bank	160,001	210,731	5/16/13	(5,779)
Euro	UBS AG	494,001	650,629	5/16/13	18,860
Euro	UBS AG	96,001	126,439	5/16/13	(965)
Australian Dollar	Goldman Sachs	2,336,000	2,406,828	7/25/13	(26,584)
Canadian Dollar	Goldman Sachs	2,600,000	2,575,745	7/25/13	(48,148)

					371,860

Net unrealized gain on open forward foreign currency contracts					$307,875

During the period ended April 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	5,000,000	$50,633
Options written	796,528,556	3,858,062
Options closed	(64,650,888)	(721,767)
Options exercised	—	—
Options expired	(671,675,000)	(1,365,488)

Written options, outstanding as of April 30, 2013	65,202,668	$1,821,440

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2013, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	10,000,000		5/17/16	CPURNSA‡	2.43% annually†	—	$192,726
Banc of America Securities LLC	8,290,502	CHF	6/21/13	If negative, the absolute value of the total return of the Swiss Market Index	If positive, the total return of the Swiss Market Index	—	234,176	**
Barclays Capital Inc.	11,841,736,500	KRW	6/14/13	If positive, the total return of the KOSPI 200 Index	If negative, the absolute value of the total return of the KOSPI 200 Index	—	(105,093	)**
Barclays Capital Inc.	15,107,772		7/24/13	3 Month LIBOR plus 10 basis points and if negative, the absolute value of the total return or the S&P Small Cap Consumer Discretionary Index	If positive, the total return of the S&P Small Cap Consumer Discretionary Index	—	354,598	**
Barclays Capital Inc.	15,092,569		7/24/13	If positive, the total return of the S&P Small Cap Health Care Index	3 Month LIBOR minus 50 basis points and if negative, the absolute value of the total return or the S&P Small Cap Health Care Index	—	(195,589	)**
Barclays Capital Inc.	16,008,923		7/26/13	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Financial Index	If positive, the total return of the S&P 500 Financial Index	—	118,075	**
Barclays Capital Inc.	15,990,609		7/26/13	If positive, the total return of the S&P 500 Health Care Index	3 Month LIBOR minus 25 basis points and if negative, the absolute value of the total return or the S&P 500 Health Care Index	—	54,083	**
Barclays Capital Inc.	12,899,566	SGD	5/31/13	If negative, the absolute value of the total return of the MSCI Singapore Free Index	If positive, the total return of the MSCI Singapore Free Index	—	145,582	**

Total	11,935,126,441					—	$798,558

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Total Return Swaps contract is valued in good faith in accordance with procedures approved by the Board of Trustees (see Note 1).

CHF	—	Swiss Franc
CPURNSA	—	CPI Urban Consumers NSA
KRW	—	South Korean Won
SGD	—	Singapore Dollar

At April 30, 2013, the Fund held collateral received from Banc of America Securities LLC in the amount of $306,258 on total return swap contracts valued at $234,176. Net exposure to the counterparty was $(72,082). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2013.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$3,526,361	$(4,253,774)	—	—	—	$(727,413)
Foreign Exchange Risk	$39,518	—	—	—	$593,424	$(285,549)	—	347,393
Credit Risk	178,143	$(94,029)	—	—	—	—	$192,726	276,840

Equity Risk	210,105	(80,040)	39,858	—	—	—	605,832	775,755

Total	$427,766	$(174,069)	$3,566,219	$(4,253,774)	$593,424	$(285,549)	$798,558	$672,575

During the period ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average market value
Purchased options	$726,934
Written options	419,699
Futures contracts (to buy)	127,928,359
Futures contracts (to sell)	164,767,332
Forward foreign currency contracts (to buy)	18,765,844
Forward foreign currency contracts (to sell)	39,398,728

Average notional balance
Credit default swap contracts (to buy protection)†	$2,724,426
Credit default swap contracts (to sell protection)†	2,532,737

Total return swap contracts	1,231,471,913

†	At April 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Executive officer

Date:	June 25, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2013